UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

1-13948

(Commission file number)

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 Kimball Place, Suite 600
Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

1-770-569-4229

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On March 11, 2025, Mativ Holdings, Inc. (the “Company”) appointed Shruti Singhal as its President and Chief Executive Officer, effective as of March 11, 2025 (the “Effective Date”). Mr. Singhal will succeed Julie Schertell in her role as President and Chief Executive Officer as of the Effective Date. Mr. Singhal will continue to serve on the Company’s Board of Directors.

Mr. Singhal most recently served as the President and CEO of Galata Chemicals, a leading producer and supplier of PVC and Polyolefin Additives, serving many industries worldwide. Prior to joining Galata Chemicals in 2024, Mr. Singhal previously served as President and CEO of Chroma Color Corporation (an Arsenal Capital Partners company) from 2021 to 2024, a leading formulator, and specialty color and additive concentrates supplier. Prior to joining Chroma Color, Shruti served as President for DSM’s Engineering Materials business from 2018 to 2021. He received a bachelor’s degree in chemical engineering and a master’s degree in chemical engineering from Drexel University. He also completed the Global Marketing Management Program at The Wharton School at the University of Pennsylvania.

In connection with Mr. Singhal’s appointment as President and Chief Executive Officer, Mr. Singhal and the Company entered into an offer letter, pursuant to which Mr. Singhal will receive a monthly cash stipend of $110,000. Mr. Singhal will also receive an equity award under the Mativ Holdings, Inc. 2024 Equity Incentive Plan with a grant date value equal to $2,100,000 subject to a one-year cliff vesting requirement. The offer letter also contains customary employment terms and conditions.

The foregoing description of Mr. Singhal’s offer letter in this Item 5.02 is qualified in its entirety by reference to the full text of the offer letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

As a result of and in connection with Mr. Singhal’s appointment as President and Chief Executive Officer, he resigned from the Compensation Committee and the Nominating & Governance Committee as of the Effective Date. The Board of Directors of the Company appointed Marco Levi to replace Mr. Singhal as the Chair of the Nominating & Governance Committee.

There are no arrangements or understandings between Mr. Singhal and any other person pursuant to which Mr. Singhal was appointed as President and Chief Executive Officer, and there are no family relationships between Mr. Singhal and any director or other executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Former Chief Executive Officer and Director

Ms. Schertell departed the Company and stepped down from her role as a member of the Board of Directors of the Company on the Effective Date. For purposes of the Mativ Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”), Ms. Schertell’s departure will be treated as an involuntary termination without “cause” and she will be entitled to receive the severance benefits described under the caption “Termination that Does Not Qualify as a Change of Control Termination” in the Company’s Form 8-K, filed with the Securities and Exchange Commission on June 10, 2024.

In addition, in connection with her departure, the Company and Ms. Schertell have entered into a Separation Agreement and General Waiver and Release (the “Separation Agreement”) confirming the severance benefits and post-termination obligations pursuant to the Executive Severance Plan and the awards governing her outstanding equity awards, which includes a customary release of claims. The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2025, the Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”). The amendments eliminate the temporary governance provisions contemplated by the Agreement and Plan of Merger, dated March 28, 2022, which were otherwise set to expire immediately following the upcoming annual meeting of stockholders and are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2022. The Amended and Restated Bylaws became effective as of March 11, 2025.

This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which are included in Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 11, 2025, the Company issued a press release announcing the departure of Ms. Schertell and the appointment of Mr. Singhal as President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Bylaws, dated as of March 11, 2025.

10.1+	Offer Letter, dated March 11, 2025, between the Company and Shruti Singhal.

10.2+	Separation Agreement and General Waiver and Release, dated March 11, 2025, between the Company and Julie Schertell.

99.1	Press Release of Mativ Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATIV HOLDINGS, INC. (Registrant)

By:	/s/ Mark W. Johnson
Mark W. Johnson
Chief Legal and Administrative Officer

Date: March 11, 2025